UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07626)

Exact name of registrant as specified in charter:	Putnam Municipal Opportunities Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2014

Date of reporting period:	May 1, 2013 – October 31, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
PMO

Putnam Municipal Opportunities Trust

Semiannual report
10|31|13

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam Municipal
Opportunities
Trust

Semiannual report
10 | 31 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	12

Terms and definitions	14

Other information for shareholders	15

Summary of dividend reinvestment plan	16

Trustee approval of management contract	18

Financial statements	24

Consider these risks before investing: Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

Message from the Trustees

Dear Fellow Shareholder:

In the final months of 2013, we continue to see business conditions as generally positive for well-diversified investment portfolios. Financial markets have shown surprising resilience in the face of recent headwinds, most notably the confrontation over the federal budget and debt ceiling, which took a toll on the economy during October. With Congressional negotiations now continuing into 2014, there is hope that lawmakers may reach an agreement beneficial to the economy, even as investors remain alert to the risk of additional disruption.

Fortunately, equity markets have easily overcome recent obstacles. Supported by generally solid corporate earnings and healthy balance sheets, stock market gains to this point are far above the long-term average for a single year. International stocks have also performed well, particularly in Europe and Japan. While bonds have lagged behind stocks, many fixed-income sectors have advanced, reminding investors of the need for flexible and selective approaches. The sting of rising interest rates has been felt primarily by Treasuries and other government bonds.

At Putnam, we believe markets in flux can often provide the best opportunity for realizing the benefits of financial advice and active portfolio management. An experienced advisor can help investors stay focused on their long-term goals without getting distracted by daily economic and political events. Challenging times also call for innovative and alternative investment strategies managed by experts. In seeking returns for fund shareholders, Putnam’s investment professionals engage in fundamental research, active investing, and risk management strategies.

We would like to welcome new shareholders of the fund and to thank you for investing with Putnam. We would also like to extend our thanks to Elizabeth Kennan, who has retired from the Board of Trustees, for her 20 years of dedicated service.

About the fund

Potential for income exempt from federal income tax

Municipal bonds can help investors keep more of their investment income while also financing important public projects such as schools, roads, and hospitals.

The bonds are typically issued by states and local municipalities to raise funds for building and maintaining public facilities, and they offer income that is generally exempt from federal, state, and local income tax.

Putnam Municipal Opportunities Trust has the flexibility to invest in municipal bonds issued by any state or U.S. territory in the country. The bonds are often backed by the issuing entity or by revenues collected from usage fees, and have varying degrees of credit risk — the risk that the issuer would not be able to repay the bond.

The fund also combines bonds of differing credit quality. In addition to investing in high-quality bonds, the fund’s managers allocate a portion of the portfolio to lower-rated bonds, which may offer higher income in return for more risk. When deciding whether to invest in a bond, the managers consider factors such as credit risk, interest-rate risk, and the risk that the bond will be prepaid.

The managers are backed by Putnam’s fixed-income organization, where municipal bond analysts are grouped into sector teams and conduct ongoing research. Once a bond has been purchased, the managers continue to monitor developments that affect the bond market, the sector, and the issuer of the bond.

The goal of this research and active management is to stay a step ahead of the industry and pinpoint opportunities for investors.

How closed-end funds differ from open-end funds

More assets at work Open-end funds are subject to ongoing sales and redemptions that can generate transaction costs for long-term shareholders. Closed-end funds, however, are typically fixed pools of capital that do not need to hold cash in connection with sales and redemptions, allowing the funds to keep more assets actively invested.

Traded like stocks Closed-end fund shares are traded on stock exchanges and, as a result, their prices fluctuate because of the influence of several factors.

They have a market price Like an open-end fund, a closed-end fund has a per-share net asset value (NAV). However, closed-end funds also have a “market price” for their shares — which is how much you pay when you buy shares of the fund, and how much you receive when you sell them.

When looking at a closed-end fund’s performance, you will usually see that the NAV and the market price differ. The market price can be influenced by several factors that cause it to vary from the NAV, including fund distributions, changes in supply and demand for the fund’s shares, changing market conditions, and investor perceptions of the fund or its investment manager.

2	Municipal Opportunities Trust	Municipal Opportunities Trust	3

Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See pages 5 and 12–13 for additional performance information, including fund returns at market price. Index and Lipper results should be compared with fund performance at NAV. Fund results reflect the use of leverage, while index results are unleveraged and Lipper results reflect varying use of, and methods for, leverage. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

* Returns for the six-month period are not annualized, but cumulative.

4	Municipal Opportunities Trust

Interview with your fund’s portfolio manager

Interest rates rose during the reporting period. How did municipal bonds perform for the six months ended October 31, 2013?

It was a challenging six months for municipal bonds, which encountered pressure on several fronts, although the asset class experienced some relief in the final weeks of the period. In the late spring of 2013, improving U.S. economic data raised concerns that the Federal Reserve would pare back its stimulative bond-buying program, known as quantitative easing [QE]. Municipal bonds sold off beginning in May and continued to struggle for most of the summer months. During this time, interest rates rose and yield curves across the fixed-income universe steepened. This occurred despite the Fed’s efforts to reassure investors that it needed to see “real and sustainable” progress in job gains before drawing down QE. Interest rates remained elevated throughout the summer months due to uncertainty surrounding the timing of the Fed’s decision to begin scaling back. Because bond prices tend to move in the opposite direction of rates, the rise in rates hurt the performance of tax-exempt municipal securities.

Technical pressures — that is, supply-and-demand dynamics — also created a headwind. Faced with the prospect of higher interest rates, many retail investors sold their municipal bond investments. In addition, Detroit’s bankruptcy and Puerto Rico’s debt challenges added to investor fears. In September, however, the technical backdrop

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 10/31/13. See pages 4 and 12–13 for additional fund performance information. Index descriptions can be found on page 14.

Municipal Opportunities Trust	5

improved somewhat, contributing to the first positive month of performance for tax-free securities since April. Municipal bond prices rallied as demand from value-conscious retail and non-traditional, or so-called “crossover,” buyers picked up, and outflows from municipal bond funds slowed. In addition, a significant reduction in refunding activity took place across the municipal bond market given the higher-rate environment. This combination of diminished supply and somewhat improved demand was beneficial for municipal bond prices for the remainder of the period.

Seeing a more uneven economic climate than it had expected, as well as the fiscal and political discord in Washington, the Fed at its mid-September meeting held off setting a timetable for scaling back QE, keeping bond purchases unchanged. Following this surprise decision, municipal bonds generally rallied and interest rates declined somewhat. We believe the central bank wants clear signs of accelerating economic growth, sustained job gains, and proof that the inflation rate is moving toward its stated 2% target before making any reduction in its monthly bond purchases.

The markets saw more relief in late October, as lawmakers agreed to extend the U.S. borrowing authority, avoiding a possible debt default. With the political standoff around the federal debt ceiling temporarily resolved, we expect the markets to refocus on economic data in the near term. Against this backdrop, Putnam Municipal Opportunities Trust lagged its benchmark, the Barclays Municipal Bond Index, but outperformed the average return of its Lipper peer group.

Credit qualities are shown as a percentage of the fund’s net assets (common and preferred shares) as of 10/31/13. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating. Ratings may vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. The fund itself has not been rated by an independent rating agency.

6	Municipal Opportunities Trust

How are you managing the risk posed by higher interest rates?

We expect continued pressure on interest rates and yield spreads as investors adjust their expectations about Fed policy. However, we believe it is unlikely that rates are going to suddenly spike as they did in May and June of 2013. If yields rise more than economic fundamentals seem to warrant, we may view it as an opportunity to add attractively valued securities to the fund. To prepare for this possibility, we are holding a bit more cash in the portfolio as we enter the second half of the fiscal year than we did at the start of the period. The fund also has a slightly shorter duration, or interest-rate sensitivity, than does its Lipper peer group.

Periods of high volatility, although unpleasant for investors, may offer attractive buying opportunities. Tax-exempt yields, in our opinion, are more attractive now given this past summer’s sell-off. In fact, we have not seen yields at this level since 2011. We believe our fundamental research will help to unlock these opportunities and provide return potential. The municipal bond market is exceptionally diverse, composed of small issuers, complex instruments, and an array of market participants with varying return objectives. We believe this market dynamic

Top ten state allocations are shown as a percentage of the fund’s net assets (common and preferred shares) as of 10/31/13. Investments in Puerto Rico represented 1.5% of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the differing treatment of interest accruals, the floating rate portion of tender option bonds, derivative securities (if any), and classification of securities for presentation purposes. Holdings and allocations may vary over time.

Municipal Opportunities Trust	7

presents inefficiencies that could result in attractive investment opportunities.

Is the default rate in the municipal bond market still low by historic standards?

Yes. For calendar year 2012, bankruptcy filings represented approximately 0.12% of the $3.7 trillion municipal bond market, and they remained near this level during 2013 as well. Furthermore, we do not believe that the default rate will increase meaningfully in the near future.

In our opinion, the significance of defaults and downgrades is the headline risk that emerges from occasional isolated incidents of insolvency. For example, Puerto Rico, a self-governing American territory, was downgraded by Moody’s last year, and by Standard & Poor’s this past spring. Puerto Rico’s debt is widely held because of its large issuance and exemption from federal and local taxes, and the considerable negative coverage of its strained economy led to a heavy sell-off in August. Throughout 2013, its government has taken measures to mend its credit profile, most notably by introducing proposals for pension reform and raising tax revenues. Despite these reforms, we believe the credit is likely to remain pressured due to Puerto Rico’s struggling economy.

Also, the city of Detroit filed for Chapter 9 bankruptcy in July. Although Detroit’s filing, the largest Chapter 9 filing in history, was a large headline event, we continue to believe that Chapter 9 filings remain isolated and don’t expect a large impact on the broader municipal bond market. At the same time, we continue to monitor the legal proceedings

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets (common and preferred shares). Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Municipal Opportunities Trust

because they have the potential to set new precedents that can influence the market.

Given improvements in state budget forecasts, Moody’s revised its outlook for U.S. states in August to “stable” after five years of negative ratings. Credit quality at the state level remains quite high, with 30 of the 50 states holding either an Aaa or Aa1 rating, the two highest possible ratings. On balance, our outlook is for continued stabilization of states’ economies, given the improvement in employment, economic growth, and consumer confidence data — all of which have contributed to rising tax collections.

How did you position the portfolio during the period?

We identified what we considered to be improving fundamentals and still-attractive spreads in the market and sought to benefit from them. For example, revenue credits — typically issued by state and local governments to finance a specific revenue-generating project — fared well, in our view. To this end, we maintained our overweight position in revenue bonds rated BBB. While we believed that the budget challenges faced by many municipalities were significant, we were confident that conditions would improve as long as the broader economy did not stall. Our overweight to essential service revenue bonds was offset by the fund’s underweight positioning in local G.O. [general obligation] bonds — securities issued at the city or county level. As the federal government looks to reduce transfer payments to the states, we believe that these types of bonds are at risk for downgrades or other headline-driven price volatility. In terms of sectors, relative to the fund’s peer universe, we favored airlines, higher education, utility, and health-care bonds.

Overall, this credit positioning helped the fund’s performance, but the fund’s exposure to Puerto Rico bonds was a detractor during the period. The fund’s shorter-duration interest-rate positioning also benefited returns as interest rates moved higher.

The fund increased its distribution rate during the period. What led to that decision?

The fund’s monthly distribution rate was increased in October to $0.0595 from $0.0559, due to an increase in the amount of income earned by the portfolio, which resulted from rising yields in the marketplace generally.

How does the fund use leverage, and why?

Leverage generally involves borrowing funds or raising additional capital [e.g., by issuing debt securities or preferred stock] and investing the proceeds with the expectation of producing a return that exceeds the cost of borrowing or of the additional capital. Unlike open-end funds, closed-end funds, such as your fund, are permitted to engage in leverage by raising additional capital. Preferred share leverage is your fund’s primary source of leverage. We also use tender option bonds as a supplemental source of leverage. Importantly, the purpose of leverage is to seek to enhance returns for the fund’s common shareholders. Leverage offers opportunities for increased investment yield and also amplifies common shareholders’ exposure to the effects of gains and losses in the fund’s investment portfolio.

Are there risks associated with the use of leverage?

We believe common shareholders generally have been well served by the fund’s use of leverage in recent years. However, the use of leverage presents certain risks for common shareholders. Because, as noted previously, leverage amplifies gains and losses, the net asset value of the common shares and the returns earned by common shareholders will be more volatile in a leveraged fund than in a fund that does not use leverage. In addition, if the borrowing costs [which are typically based on short-term interest rates]

Municipal Opportunities Trust	9

associated with leverage rise, the costs of leverage will increase, most likely reducing the returns earned by common shareholders. We consider these risks and may adjust the fund’s investment exposures, taking into account leverage and other factors, as appropriate under market conditions.

What is your near-term outlook for the municipal bond market?

The reporting period proved to be a volatile time for municipal bonds, and market conditions remain less than robust. However, we continue to believe that municipal bonds should be part of a diversified portfolio for long-term investors seeking tax-free income.

In our view, technical factors in the market are the big wild card. Tax-exempt municipal fund outflows have put downward pressure on prices. Although we have seen some institutional crossover buyers come into the market to help support prices, we think it is unlikely that we will see volatility subside until outflows and rate volatility diminish. As I mentioned previously, the overall fundamental credit outlook of municipal bonds appears solid. With regard to tax policy, many issues remain unresolved, including the debt ceiling and the potential for broader tax reform — both of which could affect the value of municipal bonds.

We will continue to position the portfolio for modest upticks in the overall interest-rate environment, avoiding the more interest-rate-sensitive sectors of the municipal bond market to make the most of less-than-favorable market conditions. Our efforts remain focused on the pursuit of steady income, low net asset value volatility, and a competitive total return.

Thank you, Thalia, for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Thalia Meehan holds a B.A. from Williams College. A CFA charterholder, Thalia joined Putnam in 1989 and has been in the investment industry since 1983.

In addition to Thalia, your fund’s portfolio managers are Paul M. Drury, CFA, and Susan A. McCormack, CFA.

10	Municipal Opportunities Trust

IN THE NEWS

With stocks rallying and interest rates increasingly volatile, investors are pouring money into equity-based mutual funds. For the first nine months of 2013, inflows into stock funds more than quadrupled, compared with the same time period in 2012, according to the Strategic Insight Monthly Fund Industry Review. U.S. equity funds attracted over $168 billion versus $31 billion during the first three quarters of 2012, while international stock funds garnered over $163 billion in comparison with nearly $50 billion a year ago. Investors are on track in 2013 to invest the most money in equity mutual funds since 2000, according to investment research firm TrimTabs. Meanwhile, fixed-income investors have tapped the brakes, with year-to-date inflows of about $27 billion as of September 30, down from over $290 billion a year ago.

Municipal Opportunities Trust	11

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2013, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return and comparative index results for periods ended 10/31/13

				Lipper General &
				Insured Municipal
				Debt Funds
				(leveraged
			Barclays Municipal	closed-end)
	NAV	Market price	Bond Index	category average*

Annual average
(life of fund) (5/28/93)	6.05%	5.18%	5.40%	5.90%

10 years	74.29	59.72	55.77	71.50
Annual average	5.71	4.79	4.53	5.51

5 years	65.88	62.25	36.15	67.32
Annual average	10.65	10.16	6.37	10.80

3 years	17.48	7.30	11.21	17.14
Annual average	5.52	2.38	3.60	5.41

1 year	–4.92	–14.16	–1.72	–6.12

6 months	–7.86	–11.23	–3.44	–9.18

Performance assumes reinvestment of distributions and does not account for taxes.

Index and Lipper results should be compared with fund performance at net asset value. Fund results reflect the use of leverage, while index results are unleveraged and Lipper results reflect varying use of, and methods for, leverage. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 10/31/13, there were 77, 74, 72, 69, 68, and 39 funds, respectively, in this Lipper category.

12	Municipal Opportunities Trust

Fund price and distribution information For the six-month period ended 10/31/13

Distributions — Common shares

Number		12

Income [1]		$0.3390

Capital gains [2]		—

Total		$0.3390

	Series B		Series C
Distributions — Preferred shares	(3,417 shares)		(3,737 shares)

Income [1]	$19.34		$18.02

Capital gains [2]	—		—

Total	$19.34		$18.02

Share value	NAV		Market price

4/30/13	$13.54		$12.66

10/31/13	12.10		10.90

Current rate (end of period)	NAV		Market price

Current dividend rate [3]	5.90%		6.55%

Taxable equivalent [4]	10.42		11.57

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by NAV or market price at end of period.

4 Assumes maximum 43.40% federal tax rate for 2013. Results for investors subject to lower tax rates would not be as advantageous.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/13

	NAV	Market price

Annual average
(life of fund) (5/28/93)	6.03%	5.19%

10 years	72.27	57.82
Annual average	5.59	4.67

5 years	52.83	46.80
Annual average	8.85	7.98

3 years	16.43	7.59
Annual average	5.20	2.47

1 year	–5.00	–12.73

6 months	–7.09	–10.51

See the discussion following the Fund performance table on page 12 for information about the calculation of fund performance.

Municipal Opportunities Trust	13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14	Municipal Opportunities Trust

Other information for shareholders

Important notice regarding share repurchase program

In September 2013, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal will allow your fund to repurchase, in the 12 months beginning October 8, 2013, up to 10% of the fund’s common shares outstanding as of October 7, 2013.

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2013, Putnam employees had approximately $414,000,000 and the Trustees had approximately $99,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Municipal Opportunities Trust	15

Summary of Putnam Closed-End Funds’ Amended and Restated Dividend Reinvestment Plan

Putnam High Income Securities Fund, Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust and Putnam Premier Income Trust (each, a “Fund” and collectively, the “Funds”) each offer a dividend reinvestment plan (each, a “Plan” and collectively, the “Plans”). If you participate in a Plan, all income dividends and capital gain distributions are automatically reinvested in Fund shares by the Fund’s agent, Putnam Investor Services, Inc. (the “Agent”). If you are not participating in a Plan, every month you will receive all dividends and other distributions in cash, paid by check and mailed directly to you.

Upon a purchase (or, where applicable, upon registration of transfer on the shareholder records of a Fund) of shares of a Fund by a registered shareholder, each such shareholder will be deemed to have elected to participate in that Fund’s Plan. Each such shareholder will have all distributions by a Fund automatically reinvested in additional shares, unless such shareholder elects to terminate participation in a Plan by instructing the Agent to pay future distributions in cash. Shareholders who were not participants in a Plan as of January 31, 2010, will continue to receive distributions in cash but may enroll in a Plan at any time by contacting the Agent.

If you participate in a Fund’s Plan, the Agent will automatically reinvest subsequent distributions, and the Agent will send you a confirmation in the mail telling you how many additional shares were issued to your account.

To change your enrollment status or to request additional information about the Plans, you may contact the Agent either in writing, at P.O. Box 8383, Boston, MA 02266-8383, or by telephone at 1-800-225-1581 during normal East Coast business hours.

How you acquire additional shares through a Plan If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is greater than or equal to their net asset value per share on the payment date for a distribution, you will be issued shares of the Fund at a value equal to the higher of the net asset value per share on that date or 95% of the market price per share on that date.

If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is less than their net asset value per share on the payment date for a distribution, the Agent will buy Fund shares for participating accounts in the open market. The Agent will aggregate open-market purchases on behalf of all participants, and the average price (including brokerage commissions) of all shares purchased by the Agent will be the price per share allocable to each participant. The Agent will generally complete these open-market purchases within five business days following the payment date. If, before the Agent has completed open-market purchases, the market price per share (plus estimated brokerage commissions) rises to exceed the net asset value per share on the payment date, then the purchase price may exceed the net asset value per share, potentially resulting in the acquisition of fewer shares than if the distribution had been paid in newly issued shares.

How to withdraw from a Plan Participants may withdraw from a Fund’s Plan at any time by notifying the Agent, either in writing or by telephone. Such withdrawal will be effective immediately if notice is received by the Agent with sufficient time prior to any distribution record date; otherwise, such withdrawal will be effective with respect to any subsequent distribution following notice of withdrawal.

16	Municipal Opportunities Trust

There is no penalty for withdrawing from or not participating in a Plan.

Plan administration The Agent will credit all shares acquired for a participant under a Plan to the account in which the participant’s common shares are held. Each participant will be sent reasonably promptly a confirmation by the Agent of each acquisition made for his or her account.

About brokerage fees Each participant pays a proportionate share of any brokerage commissions incurred if the Agent purchases additional shares on the open market, in accordance with the Plans. There are no brokerage charges applied to shares issued directly by the Funds under the Plans.

About taxes and Plan amendments Reinvesting dividend and capital gain distributions in shares of the Funds does not relieve you of tax obligations, which are the same as if you had received cash distributions. The Agent supplies tax information to you and to the IRS annually. Each Fund reserves the right to amend or terminate its Plan upon 30 days’ written notice. However, the Agent may assign its rights, and delegate its duties, to a successor agent with the prior consent of a Fund and without prior notice to Plan participants.

If your shares are held in a broker or nominee name If your shares are held in the name of a broker or nominee offering a dividend reinvestment service, consult your broker or nominee to ensure that an appropriate election is made on your behalf. If the broker or nominee holding your shares does not provide a reinvestment service, you may need to register your shares in your own name in order to participate in a Plan.

In the case of record shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners of such shares, the Agent will administer the Plan on the basis of the number of shares certified by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

Municipal Opportunities Trust	17

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July  1, 2013, subject to certain changes in the sub-management contract noted below. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

18	Municipal Opportunities Trust

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

As noted above, the Trustees considered administrative revisions to your fund’s sub-management contract. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. The Independent Trustees’ approval of this recommendation was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as the fund’s assets under management increase. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses, which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds

Municipal Opportunities Trust	19

in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 2nd quintile in total expenses as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does

20	Municipal Opportunities Trust

not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their total returns with the returns of selected investment benchmarks or targeted returns. In the case of your fund, the Trustees considered that its common share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper General & Insured Municipal Debt Funds (leveraged closed-end)) for the one-year, three-year and five-year periods ended December 31, 2012 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd

Three-year period	2nd

Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2012, there were 75, 74 and 72 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor services.

Municipal Opportunities Trust	21

In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), which is an affiliate of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV in providing such services.

Consideration of your fund’s interim management contract and the continuance of the fund’s sub-management contract

Following the Trustees’ approval of the continuance of your fund’s management and sub-management contracts, on October  8, 2013, The Honourable Paul G. Desmarais passed away. Mr. Desmarais, both directly and though holding companies, controlled a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. Upon his death, Mr.  Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust (the “Transfer”). As a technical matter, the Transfer may have constituted an “assignment” within the meaning of the Investment Company Act of 1940, causing the fund’s existing management and sub-management contracts to terminate automatically. On October 18, 2013, the Trustees approved your fund’s interim management contract and the continuance of your fund’s sub-management contract to address this possibility and to avoid disruption of investment advisory and other services provided to your fund. At a subsequent meeting on November 22, 2013, the Trustees, including all of the Independent Trustees, approved new definitive management contracts between the Putnam funds and Putnam Management and determined to recommend their approval to the shareholders of the Putnam funds at a shareholder meeting to be held in early 2014.

In considering whether to approve your fund’s interim management contract and new definitive management contract and the continuance of your fund’s sub-management contract, the Trustees took into account that they had most recently approved the annual continuation of the fund’s previous management and sub-management contracts at their meeting in June 2013, as described above. The Trustees considered that the terms of the interim management contract and new definitive management contract were identical to the previous management contract, except for the effective dates and initial terms and for certain non-substantive changes. They also considered that the sub-management contract was identical to the previous sub-management contracts, except for the effective dates and initial terms. Because the proposed contracts were substantially identical to the previous versions of these contracts approved by the Trustees at their June 2013 meeting, the Trustees relied to a considerable extent on their prior approval of these contracts. In addition, the Trustees considered a number other factors relating to the Transfer, including, but not limited to, the following:

• Information about the operations of The Desmarais Family Residuary Trust, including that Paul Desmarais, Jr. and André Desmarais, Mr. Desmarais’ sons, were expected to exercise, jointly, voting control over the Power Corporation of Canada shares controlled by The Desmarais Family Residuary Trust.

• That Paul Desmarais, Jr. and André Desmarais had been playing active managerial roles at Power Corporation of Canada, with responsibility for the oversight of Power Corporation of Canada’s subsidiaries, including Putnam Investments, since Power Corporation of Canada had acquired Putnam Investments in

22	Municipal Opportunities Trust

2007, including serving as Directors of Putnam Investments, and that the Transfer would not affect their responsibilities as officers of Power Corporation of Canada.

• The intention expressed by representatives of Power Corporation of Canada and its subsidiaries, Power Financial Corporation and Great-West Lifeco, that there would be no change to the operations or management of Putnam Investments, to Putnam Management’s management of the funds or to investment, advisory and other services provided to the funds by Putnam Management and its affiliates as a result of the Transfer.

• Putnam Management’s assurances that, following the Transfer, Putnam Management would continue to provide the same level of services to each fund and that the Transfer will not have an adverse impact on the ability of Putnam Management and its affiliates to continue to provide high quality investment advisory and other services to the funds.

• Putnam Management’s assurances that there are no current plans to make any changes to the operations of the funds, existing management fees, expense limitations, distribution arrangements, or the quality of any services provided to the funds or their shareholders, as a result of the Transfer.

• The benefits that the funds have received and may potentially receive as a result of Putnam Management being a member of the Power Corporation of Canada group of companies, which promotes the stability of the Putnam organization.

Municipal Opportunities Trust	23

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24	Municipal Opportunities Trust

The fund’s portfolio 10/31/13 (Unaudited)

Key to holding’s abbreviations
ABAG Association Of Bay Area Governments	FRN Floating Rate Notes: the rate shown is
AGM Assured Guaranty Municipal Corporation	the current interest rate at the close of the
AGO Assured Guaranty, Ltd.	reporting period
AMBAC AMBAC Indemnity Corporation	G.O. Bonds General Obligation Bonds
COP Certificates of Participation	NATL National Public Finance Guarantee Corp.
FGIC Financial Guaranty Insurance Company	SGI Syncora Guarantee, Inc.
FHLMC Coll. Federal Home Loan Mortgage	U.S. Govt. Coll. U.S. Government Collateralized
Corporation Collateralized	VRDN Variable Rate Demand Notes, which are
FNMA Coll. Federal National Mortgage Association	floating-rate securities with long-term maturities
Collateralized	that carry coupons that reset and are payable upon
FRB Floating Rate Bonds: the rate shown is	demand either daily, weekly or monthly. The rate
the current interest rate at the close of the	shown is the current interest rate at the close of the
reporting period	reporting period.

MUNICIPAL BONDS AND NOTES (141.7%)*	Rating**	Principal amount	Value

Alabama (0.2%)
Selma, Indl. Dev. Board Rev. Bonds (Gulf
Opportunity Zone Intl. Paper Co.), Ser. A,
5.8s, 5/1/34	BBB	$750,000	$768,705

			768,705
Arizona (4.3%)
Casa Grande, Indl. Dev. Auth. Rev. Bonds (Casa
Grande Regl. Med. Ctr.), Ser. A, 7 5/8s, 12/1/29	BB–/P	3,025,000	2,434,732

Coconino Cnty., Poll. Control Rev. Bonds (Tucson
Elec. Pwr. Co. — Navajo), Ser. A, 5 1/8s, 10/1/32	Baa2	1,500,000	1,504,095

Glendale, Indl. Dev. Auth. Rev. Bonds (Midwestern
U.), 5 1/8s, 5/15/40	A–	2,125,000	2,133,734

Maricopa Cnty., Poll. Control Rev. Bonds (El Paso
Elec. Co.), Ser. A, 7 1/4s, 2/1/40	Baa2	2,400,000	2,651,736

Phoenix, Civic Impt. Corp. Arpt. Rev. Bonds
Ser. A, 5s, 7/1/40	A1	1,000,000	1,005,560
(Sr. Lien), 5s, 7/1/32	Aa3	1,000,000	1,030,840
(Sr. Lien), 5s, 7/1/31	Aa3	1,735,000	1,804,990

Pima Cnty., Indl. Dev. Auth. Rev. Bonds
(Tucson Elec. Pwr. Co.), 5 3/4s, 9/1/29	Baa2	800,000	810,256
(Horizon Cmnty. Learning Ctr.), 5.05s, 6/1/25	BBB	1,550,000	1,434,432

Pinal Cnty., Elec. Rev. Bonds (Dist. No. 3),
5 1/4s, 7/1/36	A	500,000	513,275

Salt River Agricultural Impt. & Pwr. Dist. Rev.
Bonds, Ser. A, 5s, 12/1/31	Aa1	3,000,000	3,258,900

Salt Verde, Fin. Corp. Gas Rev. Bonds,
5 1/2s, 12/1/29	A–	1,350,000	1,458,122

Tempe, Indl. Dev. Auth. Lease Rev. Bonds (ASU
Foundation), AMBAC, 5s, 7/1/28	AA/P	500,000	500,000

U. Med. Ctr. Corp. AZ Hosp. Rev. Bonds,
6 1/2s, 7/1/39	Baa1	1,000,000	1,086,860

			21,627,532

Municipal Opportunities Trust	25

MUNICIPAL BONDS AND NOTES (141.7%)* cont.	Rating**	Principal amount	Value

California (29.4%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds
(Episcopal Sr. Cmntys.), Ser. A, 5s, 7/1/32	BBB	$550,000	$529,304

ABC Unified School Dist. G.O. Bonds, Ser. B, FGIC,
zero %, 8/1/20	Aa3	1,500,000	1,222,395

Alameda, Corridor Trans. Auth. Rev. Bonds
(Sr. Lien), Ser. A, 5s, 10/1/29	AA–	1,250,000	1,334,488

Bay Area Toll Auth. of CA Rev. Bonds
(San Francisco Bay Area), Ser. F-1, 5s, 4/1/39	AA	2,500,000	2,579,575
(Toll Bridge), Ser. S-4, 5s, 4/1/33	A1	1,200,000	1,268,184

Burbank, Unified School Dist. G.O. Bonds
(Election of 1997), Ser. C, NATL, FGIC,
zero %, 8/1/23	AA–	1,000,000	705,110

CA Edl. Fac. Auth. Rev. Bonds
(Claremont Graduate U.), Ser. A, 5s, 3/1/42	Baa1	2,000,000	2,002,880
(U. of the Pacific), 5s, 11/1/21	A2	1,500,000	1,598,220
(Loyola-Marymount U.), NATL, zero %, 10/1/21	A2	1,300,000	974,415

CA Hsg. Fin. Agcy. Rev. Bonds (Home Mtge.)
Ser. E, 4.8s, 8/1/37	Baa2	5,000,000	4,543,450
Ser. K, 4 5/8s, 8/1/26	Baa2	2,500,000	2,428,325

CA Muni. Fin. Auth. COP (Cmnty. Hosp. Central
CA), 5 1/4s, 2/1/37	Baa2	1,800,000	1,680,858

CA Muni. Fin. Auth. Rev. Bonds (Biola U.),
5s, 10/1/42	Baa1	500,000	467,415

CA Poll. Control Fin. Auth. Rev. Bonds
(San Jose Wtr. Co.), 5.1s, 6/1/40	A	3,500,000	3,568,320
(Pacific Gas & Electric Corp.), Class D, FGIC,
4 3/4s, 12/1/23	A3	2,500,000	2,587,875

CA Poll. Control Fin. Auth. Solid Waste Disp.
FRB (Waste Management, Inc.), Ser. C,
5 1/8s, 11/1/23	BBB	850,000	881,586

CA Poll. Control Fin. Auth. Wtr. Fac. Rev. Bonds
(American Wtr. Cap. Corp.), 5 1/4s, 8/1/40	A–	1,000,000	988,580

CA State G.O. Bonds
6 1/2s, 4/1/33	A1	12,000,000	14,312,160
5 1/2s, 3/1/40	A1	7,450,000	8,090,030
5s, 4/1/42	A1	4,000,000	4,096,320
5s, 10/1/29	A1	3,000,000	3,193,620

CA State Pub. Wks. Board Rev. Bonds
Ser. I-1, 6 1/8s, 11/1/29	A2	1,000,000	1,170,140
Ser. A-1, 6s, 3/1/35	A2	1,600,000	1,837,728
(Dept. of Forestry & Fire), Ser. E, 5s, 11/1/32	A2	1,575,000	1,632,535
(Capital Projects), Ser. A, 5s, 4/1/29	A2	2,000,000	2,119,520

CA Statewide Cmnty. Dev. Auth. COP (The
Internext Group), 5 3/8s, 4/1/30	BBB+	2,575,000	2,580,021

CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(Irvine, LLC-UCI East Campus), 6s, 5/15/40	Baa2	2,000,000	2,063,780
(Sutter Hlth.), Ser. A, 5s, 11/15/43	Aa3	2,485,000	2,458,286

Cathedral City, Impt. Board Act of 1915 Special
Assmt. Bonds (Cove Impt. Dist.), Ser. 04-02,
5.05s, 9/2/35	BB+/P	770,000	710,595

26	Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (141.7%)* cont.	Rating**	Principal amount	Value

California cont.
Chula Vista COP, NATL, 5s, 8/1/32	AA–	$4,000,000	$4,016,120

Chula Vista, Indl. Dev. Rev. Bonds (San Diego
Gas), Ser. B, 5s, 12/1/27	Aa3	1,915,000	1,995,756

Foothill-De Anza, Cmnty. College Dist. G.O.
Bonds, Ser. C, 5s, 8/1/40	Aaa	2,250,000	2,339,078

Foothill/Eastern Corridor Agcy. Rev. Bonds,
Ser. A, zero %, 1/1/28 (Escrowed to maturity)	Aaa	10,000,000	5,943,100

Golden State Tobacco Securitization
Corp. Rev. Bonds
Ser. A-2, 5.3s, 6/1/37	B3	1,000,000	745,090
Ser. A-1, 5s, 6/1/33	B3	100,000	76,832
(Enhanced Asset), Ser. A, 5s, 6/1/30	A2	500,000	518,070
(Enhanced Asset), Ser. A, 5s, 6/1/29	A2	1,400,000	1,465,002

Univ of CA, Ser. AF Rev. bonds, 5s, 5/15/36 T	AA	9,000,000	9,575,010

Los Angeles, Dept. Arpt. Rev. Bonds (Los Angeles
Intl. Arpt.), Ser. D, 5s, 5/15/40	AA	3,500,000	3,572,205

Los Angeles, Regl. Arpt. Impt. Corp. Lease Rev.
Bonds (Laxfuel Corp.), 4 1/2s, 1/1/27	A	600,000	598,200

M-S-R Energy Auth. Rev. Bonds, Ser. B,
6 1/2s, 11/1/39	A–	3,000,000	3,630,660

Metro. Wtr. Dist. Rev. Bonds (Southern CA Wtr.
Wks.), 5 3/4s, 8/10/18	AAA	6,000,000	6,909,600

North Natomas, Cmnty. Fac. Special Tax Bonds
(Dist. No. 4), Ser. E, 5s, 9/1/30	BBB+	1,250,000	1,223,475

Oakland, Unified School Dist. Alameda Cnty., G.O.
Bonds (Election of 2012), 6 5/8s, 8/1/38	BBB/P	500,000	531,450

Orange Cnty., Cmnty. Fac. Dist. Special Tax
Rev. Bonds (Ladera Ranch — No. 02-1), Ser. A,
5.55s, 8/15/33	BBB–/P	900,000	901,026

Orange Cnty., Trans. Auth Toll Road Rev. Bonds
(91 Express Lanes), 5s, 8/15/30	A1	635,000	671,697

Port of Oakland, Rev. Bonds (Sr. Lien),
Ser. P, 5s, 5/1/26	A+	4,000,000	4,255,880

Redwood City, Elementary School Dist. G.O.
Bonds, FGIC, NATL, zero %, 8/1/21	A+	1,990,000	1,536,499

Sacramento Cnty., Arpt. Syst. Rev.
Bonds, 5s, 7/1/40	A	1,350,000	1,357,506

Sacramento, Special Tax Bonds (North Natomas
Cmnty. Fac.), Ser. 97-01, 5s, 9/1/20	BB+/P	1,195,000	1,199,218

Sacramento, Special Tax Rev. Bonds (North
Natomas Cmnty. Fac.), Ser. 97-01
5s, 9/1/29	BB+/P	1,180,000	1,154,677
5s, 9/1/18	BB+/P	1,030,000	1,036,365

Sacramento, Regl. Trans. Dist. Rev.
Bonds (Farebox)
5s, 3/1/42	A2	2,110,000	2,072,210
5s, 3/1/20	A2	500,000	562,695

San Bernardino Cnty., COP (Med. Ctr. Fin.), Ser. A,
NATL, 6 1/2s, 8/1/17	A	3,130,000	3,250,693

San Diego Cnty., Regl. Arpt. Auth. Rev. Bonds,
Ser. A, 5s, 7/1/40	A2	3,750,000	3,796,313

Municipal Opportunities Trust	27

MUNICIPAL BONDS AND NOTES (141.7%)* cont.	Rating**	Principal amount	Value

California cont.
San Diego, Unified School Dist. G.O. Bonds
(Election of 2008), Ser. C
zero %, 7/1/40	Aa3	$5,000,000	$1,165,100
zero %, 7/1/38	Aa3	5,000,000	1,315,350

San Francisco City & Cnty. Arpt. Comm. Intl. Arpt.
Rev. Bonds, 5s, 5/1/28	A1	575,000	620,764

San Juan, Unified School Dist. G.O. Bonds, AGM,
zero %, 8/1/19	Aa2	1,000,000	865,640

Semitropic, Impt. Dist. Wtr. Storage Rev. Bonds,
Ser. A, 5s, 12/1/35	A+	150,000	151,961

Sunnyvale, Cmnty. Fac. Dist. Special Tax Rev.
Bonds, 7.65s, 8/1/21	B+/P	495,000	495,723

Tuolumne Wind Project Auth. Rev. Bonds
(Tuolumne Co.), Ser. A, 5 7/8s, 1/1/29	A+	1,585,000	1,769,795

Turlock, Irrigation Dist. Rev. Bonds,
Ser. A, 5s, 1/1/40	A+	4,000,000	4,029,240

			148,973,715
Colorado (1.3%)
CO Hsg. & Fin. Auth. Rev. Bonds (Single Family
Mtge.), Ser. A-3, Class III, 5 1/4s, 5/1/33	A2	490,000	503,372

CO State Hlth. Fac. Auth. Rev. Bonds
(Christian Living Cmntys.), Ser. A,
5 3/4s, 1/1/26	BB–/P	325,000	328,985
(Evangelical Lutheran Good Samaritan Society),
5 5/8s, 6/1/43	A3	600,000	607,722
(Evangelical Lutheran Good Samaritan Society),
5s, 12/1/33	A3	1,650,000	1,591,194
(Evangelical Lutheran), 5s, 6/1/29	A3	850,000	832,864

Denver City & Cnty., Arpt. Rev. Bonds
(Sub. Syst.), Ser. A, 5 1/2s, 11/15/31	A2	950,000	993,187
Ser. A, 5s, 11/15/28	A1	550,000	568,975

E-470 CO Pub. Hwy. Auth. Rev. Bonds, Ser. C1,
NATL, 5 1/2s, 9/1/24	A	1,250,000	1,304,500

			6,730,799
Delaware (0.4%)
DE State Econ. Dev. Auth. Rev. Bonds (Delmarva
Pwr.), 5.4s, 2/1/31	BBB+	1,100,000	1,163,470

DE State Hsg. Auth. Rev. Bonds (Single Family
Mtge.), Ser. B, zero %, 1/1/40	A3	6,490,000	1,083,311

			2,246,781
District of Columbia (1.4%)
DC Rev. Bonds (Howard U.), Ser. A,
6 1/2s, 10/1/41	A–	3,000,000	3,233,190

DC U. Rev. Bonds (Gallaudet U.), 5 1/2s, 4/1/34	A+	1,000,000	1,054,610

Metro. Washington, Arpt. Auth. Dulles Toll
Rd. Rev. Bonds
(First Sr. Lien), Ser. A, 5s, 10/1/39	A2	2,000,000	2,004,980
(Metrorail), Ser. A, zero %, 10/1/37	Baa1	3,700,000	820,660

			7,113,440

28	Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (141.7%)* cont.	Rating**	Principal amount	Value

Florida (4.7%)
Brevard Cnty., Hlth. Care Fac. Auth. Rev. Bonds
(Health First, Inc.), 7s, 4/1/39	A3	$3,000,000	$3,258,780

Broward Cnty., Arpt. Syst. Rev. Bonds, Ser. Q-2,
5s, 10/1/32	A1	1,100,000	1,101,518

Escambia Cnty., Env. Impt. Rev. Bonds (Intl. Paper
Co.), Ser. A, 5s, 8/1/26	BBB	2,500,000	2,499,875

FL State Board of Ed. G.O. Bonds (Capital Outlay
2011), Ser. F, 5s, 6/1/30	AAA	1,000,000	1,090,660

FL State Muni. Pwr. Agcy. Rev. Bonds, Ser. A,
5s, 10/1/31	A2	1,700,000	1,765,773

Jacksonville, Port Auth. Rev. Bonds, 5s, 11/1/38	A2	600,000	594,924

Lakeland, Retirement Cmnty. 144A Rev. Bonds
(1st Mtge. — Carpenters), 6 3/8s, 1/1/43	BBB–/F	340,000	339,293

Lee Cnty., Rev. Bonds, SGI, 5s, 10/1/25	Aa2	2,500,000	2,730,650

Marco Island, Util. Sys. Rev. Bonds, Ser. A,
5s, 10/1/40	Aa3	1,500,000	1,542,240

Miami-Dade Cnty., Aviation Rev. Bonds
(Miami Intl. Arpt.), Ser. A-1, 5 3/8s, 10/1/41	A2	3,000,000	3,077,190
Ser. A, 5s, 10/1/29	A2	1,000,000	1,022,310

Miami-Dade Cnty., Expressway Auth. Toll Syst.
Rev. Bonds, Ser. A, 5s, 7/1/40	A3	1,000,000	1,009,510

Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds
(Acts Retirement-Life Cmnty.), 5 1/2s, 11/15/33	BBB+	1,000,000	989,220

South Broward, Hosp. Dist. Rev. Bonds, NATL,
4 3/4s, 5/1/28	Aa3	1,500,000	1,544,670

Tampa-Hillsborough Cnty., Expressway Auth. Rev.
Bonds, Ser. A, 5s, 7/1/28	A3	760,000	813,382

Tolomato, Cmnty. Dev. Dist. Special Assmt.
Bonds, 5.4s, 5/1/37	CCC/P	420,000	394,754

			23,774,749
Georgia (3.4%)
Atlanta, Arpt. Rev. Bonds
Ser. C, 5 7/8s, 1/1/24	A1	500,000	594,055
(Hartsfield-Jackson Intl. Arpt.),
Ser. A, 5s, 1/1/35	A1	1,250,000	1,283,888

Atlanta, Wtr. & Waste Wtr. Rev. Bonds, Ser. A,
6 1/4s, 11/1/39	Aa3	4,500,000	5,111,325

Fulton Cnty., Dev. Auth. Rev. Bonds (GA Tech
Athletic Assn.), Ser. A, 5s, 10/1/42	A2	1,350,000	1,373,234

Gainesville & Hall Cnty., Hosp. Auth. Rev. Bonds
(Northeast GA Hlth. Care), Ser. B, 5 1/4s, 2/15/45	A+	7,500,000	7,575,225

Marietta, Dev. Auth. Rev. Bonds
(U. Fac. — Life U., Inc.), 7s, 6/15/39	Ba3	1,400,000	1,402,030

			17,339,757
Guam (0.1%)
Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A,
5s, 10/1/30	AA–	300,000	303,858

			303,858
Illinois (8.7%)
Chicago, O’Hare Intl. Arpt. Rev. Bonds
Ser. A, 5 3/4s, 1/1/39	A2	4,000,000	4,252,440
Ser. C, 5 3/8s, 1/1/39	A2	1,250,000	1,235,463

Municipal Opportunities Trust	29

MUNICIPAL BONDS AND NOTES (141.7%)* cont.	Rating**	Principal amount	Value

Illinois cont.
Chicago, O’Hare Intl. Arpt. Rev. Bonds
Ser. C, 5 1/4s, 1/1/28	A2	$1,320,000	$1,368,457
Ser. C, 5 1/4s, 1/1/27	A2	2,125,000	2,227,128
(Passenger Fac. Charge), Ser. B, 5s, 1/1/24	A2	2,500,000	2,672,375

Chicago, Waste Wtr. Transmission Rev. Bonds,
Ser. A, NATL, zero %, 1/1/24	AA–	1,600,000	1,056,384

IL Fin. Auth. Rev. Bonds
(Silver Cross Hosp. & Med. Ctr.), 7s, 8/15/44	BBB–	2,500,000	2,708,875
(IL Rush U. Med. Ctr.), Ser. C, 6 5/8s, 11/1/39	A2	1,425,000	1,563,567
(IL Rush U. Med. Ctr.), Ser. D, 6 5/8s, 11/1/39	A2	1,490,000	1,634,888
(Elmhurst Memorial), Ser. A, 5 5/8s, 1/1/37	Baa2	3,000,000	3,059,220
(Alexian), Ser. A, AGM, 5 1/4s, 1/1/22	A2	3,775,000	4,034,871

IL State G.O. Bonds
5s, 3/1/34	A3	750,000	723,060
5s, 8/1/21	A3	750,000	815,055

Kendall & Kane Cntys., Cmnty. United School
Dist. G.O. Bonds (No. 115 Yorkville), NATL, FGIC,
zero %, 1/1/21	Aa3	1,075,000	842,198

Lake Cnty., Cmnty. Construction School Dist. G.O.
Bonds (No. 073 Hawthorn), NATL, FGIC
zero %, 12/1/21	AA+	1,805,000	1,393,622
zero %, 12/1/21 (Escrowed to maturity)	AA+	145,000	118,651
zero %, 12/1/20	AA+	1,495,000	1,215,330
zero %, 12/1/20 (Escrowed to maturity)	AA+	155,000	132,779

Metro. Pier & Exposition Auth. Dedicated State
Tax Rev. Bonds (McCormick), Ser. A, NATL,
zero %, 12/15/30	AAA	15,000,000	6,007,350

Railsplitter, Tobacco Settlement Auth. Rev.
Bonds, 6s, 6/1/28	A–	4,150,000	4,414,148

Southern IL U. Rev. Bonds (Hsg. & Auxiliary),
Ser. A, NATL
zero %, 4/1/25	A	1,870,000	1,085,011
zero %, 4/1/21	A	1,880,000	1,380,898

			43,941,770
Indiana (2.7%)
IN Bk. Special Program Gas Rev. Bonds, Ser. A,
5 1/4s, 10/15/21	A2	180,000	202,477

IN State Fin. Auth. Rev. Bonds
(U.S. Steel Corp.), 6s, 12/1/26	BB–	500,000	489,355
(BHI Sr. Living), 5 3/4s, 11/15/41	BBB+/F	1,000,000	998,600
(Duke Energy Ind.), Ser. C, 4.95s, 10/1/40	A1	4,000,000	4,016,080

IN State Fin. Auth. VRDN, Ser. A-2, 0.09s, 2/1/37	VMIG1	3,400,000	3,400,000

Jasper Cnty., Indl. Poll. Control Rev. Bonds
AMBAC, 5.7s, 7/1/17	Baa2	1,375,000	1,496,110
NATL, 5.6s, 11/1/16	A	1,550,000	1,671,288

U. Southern IN Rev. Bonds (Student Fee), Ser. J,
AGO, 5 3/4s, 10/1/28	AA–	1,000,000	1,148,370

			13,422,280

30	Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (141.7%)* cont.	Rating**	Principal amount	Value

Kentucky (0.1%)
Louisville & Jefferson Cnty., Metro. Govt.
College Rev. Bonds (Bellarmine U., Inc.),
Ser. A, 6s, 5/1/38	Baa3	$290,000	$298,480

			298,480
Louisiana (0.6%)
Lafayette, Util. Rev. Bonds, 5s, 11/1/28	A1	3,000,000	3,269,550

			3,269,550
Maine (0.4%)
Rumford, Solid Waste Disp. Rev. Bonds (Boise
Cascade Corp.), 6 7/8s, 10/1/26	B2	1,950,000	1,957,469

			1,957,469
Maryland (0.3%)
MD Econ. Dev. Corp. Poll. Control Rev. Bonds
(Potomac Electric Power Co.), 6.2s, 9/1/22	A	650,000	770,549

MD State Indl. Dev. Fin. Auth. Rev. Bonds
(Synagro-Baltimore), Ser. A, 5 1/2s, 12/1/15	BBB+/F	500,000	516,365

			1,286,914
Massachusetts (6.8%)
MA State Dept. Trans. Rev. Bonds (Metro Hwy.
Syst.), Ser. B, 5s, 1/1/37	A+	2,500,000	2,556,975

MA State Dev. Fin. Agcy. Rev. Bonds
(Sabis Intl.), Ser. A, 8s, 4/15/39	BBB	575,000	665,971
(Linden Ponds, Inc. Fac.), Ser. A-1,
6 1/4s, 11/15/26	B–/P	960,369	857,216
(Loomis Cmntys.), Ser. A, 5 3/4s, 1/1/28	BBB–	1,100,000	1,080,079
(Carleton-Willard Village), 5 5/8s, 12/1/30	A–	750,000	774,653
(Linden Ponds, Inc. Fac.), Ser. A-2,
5 1/2s, 11/15/46	B–/P	51,190	37,439
(Berklee College of Music), 5 1/4s, 10/1/41	A2	2,000,000	2,057,220
(Emerson College), Ser. A, 5s, 1/1/40	Baa1	4,000,000	3,836,400
(Linden Ponds, Inc. Fac.), Ser. B,
zero %, 11/15/56	B–/P	254,614	1,451

MA State Dev. Fin. Agcy. Solid Waste Disp. FRB
(Dominion Energy Brayton Point), 5s, 2/1/36
(Prerefunded 8/1/16)	BBB+	1,000,000	1,114,990

MA State Dev. Fin. Agcy. Solid Waste Disp.
(Dominion Energy Brayton), Ser. 1, 5 3/4s,
12/1/42 (Prerefunded 5/1/19)	BBB+	1,500,000	1,855,200

MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Jordan Hosp.), Ser. E, 6 3/4s, 10/1/33	B+	1,500,000	1,501,875
(Quincy Med. Ctr.), Ser. A, 6 1/4s, 1/15/28
(In default) †	D/P	407,632	41
(Suffolk U.), Ser. A, 5 3/4s, 7/1/39	Baa2	1,175,000	1,216,513
(Baystate Med. Ctr.), Ser. I, 5 3/4s, 7/1/36	A+	1,500,000	1,601,865
(Springfield College), 5 5/8s, 10/15/40	Baa1	550,000	567,754
(Care Group), Ser. B-2, NATL, 5 3/8s, 2/1/26	A	700,000	768,355
(Northeastern U.), Ser. A, 5s, 10/1/35	A2	3,250,000	3,331,835

MA State Hsg. Fin. Agcy. Rev. Bonds
Ser. C, 5.35s, 12/1/42	Aa3	1,500,000	1,504,050
Ser. 162, FNMA Coll, FHLMC Coll.,
2 3/4s, 12/1/41	Aa2	870,000	891,393

Municipal Opportunities Trust	31

MUNICIPAL BONDS AND NOTES (141.7%)* cont.	Rating**	Principal amount	Value

Massachusetts cont.
MA State Port Auth. Special Fac. Rev. Bonds
(Conrac), Ser. A, 5 1/8s, 7/1/41	A	$2,855,000	$2,917,353

Metro. Boston, Trans. Pkg. Corp. Rev. Bonds
(Systemwide Pkg.), 5 1/4s, 7/1/33	A1	2,500,000	2,687,125
5s, 7/1/41	A1	2,590,000	2,674,615

			34,500,368
Michigan (6.3%)
Detroit, G.O. Bonds, Ser. A-1, AMBAC,
5 1/4s, 4/1/24	Caa3	1,435,000	1,169,712

Detroit, Rev. Bonds, Ser. A, NATL,
FGIC, 5s, 7/1/30	A	4,505,000	4,256,324

Detroit, City School Dist. G.O. Bonds, Ser. A,
AGM, 6s, 5/1/29	Aa2	1,000,000	1,044,500

Detroit, Wtr. Supply Syst. Rev. Bonds, Ser. B,
AGM, 6 1/4s, 7/1/36	AA–	1,425,000	1,448,555

Flint, Hosp. Bldg. Auth. Rev. Bonds (Hurley Med.
Ctr.), 7 1/2s, 7/1/39	Ba1	500,000	535,230

Lansing, Board of Wtr. & Ltg. Util. Syst. Rev.
Bonds, Ser. A, 5s, 7/1/37	Aa3	1,765,000	1,819,203

MI Pub. Pwr. Agcy. Rev. Bonds, Ser. A, 5s, 1/1/27	A2	1,900,000	2,016,071

MI State Fin. Auth. Rev. Bonds
(Revolving Fund-Clean Water), 5s, 10/1/31	AAA	1,500,000	1,610,235
(Unemployment Oblig. Assmt.),
Ser. B, 5s, 7/1/22	Aaa	1,000,000	1,092,960

MI State Hosp. Fin. Auth. Rev. Bonds
Ser. A, 6 1/8s, 6/1/39	A1	2,500,000	2,679,075
(Henry Ford Hlth.), 5 3/4s, 11/15/39	A2	2,000,000	2,050,020
(Henry Ford Hlth. Syst.), Ser. A,
5 1/4s, 11/15/46	A2	4,500,000	4,329,450
(Sparrow Hosp.), 5s, 11/15/31	A1	1,350,000	1,360,746

MI State Strategic Fund Ltd. Mandatory Put
Bonds (6/2/14) (Dow Chemical), Ser. A-1,
6 3/4s, 12/1/28	Baa2	100,000	103,010

MI State Strategic Fund Ltd. Oblig. Rev. Bonds
(Evangelical Homes of MI)
5 1/2s, 6/1/47	BB+/F	675,000	609,444
5 1/4s, 6/1/32	BB+/F	320,000	293,661

MI State Strategic Fund, Ltd. Rev. Bonds
(Worthington Armstrong Venture), U.S. Govt.
Coll., 5 3/4s, 10/1/22 (Escrowed to maturity)	AAA/P	1,650,000	1,992,227

MI Tobacco Settlement Fin. Auth. Rev. Bonds,
Ser. A, 6s, 6/1/34	B–	575,000	443,204

Monroe Cnty., Hosp. Fin. Auth. Rev. Bonds (Mercy
Memorial Hosp. Corp.), 5 3/8s, 6/1/26	Baa2	750,000	757,043

Wayne Cnty., Arpt. Auth. Rev. Bonds, Ser. A,
5s, 12/1/21	A2	2,000,000	2,203,420

			31,814,090

32	Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (141.7%)* cont.	Rating**	Principal amount	Value

Minnesota (1.3%)
Minneapolis & St. Paul, Hsg. & Redev. Auth.
Hlth. Care VRDN (Allina Hlth. Syst.), Ser. B-1,
0.08s, 11/15/35	VMIG1	$1,000,000	$1,000,000

North Oaks, Sr. Hsg. Rev. Bonds (Presbyterian
Homes North Oaks), 6 1/8s, 10/1/39	BB/P	995,000	1,016,174

St. Paul, Hsg. & Redev. Auth. Hlth. Care Fac.
Rev. Bonds (HealthPartners Oblig. Group),
5 1/4s, 5/15/36	A2	3,500,000	3,567,515

St. Paul, Hsg. & Redev. Auth. Hosp. Rev. Bonds
(Healtheast), 6s, 11/15/35	BBB–	1,150,000	1,171,011

			6,754,700
Mississippi (1.3%)
MS Bus. Fin. Corp. Rev. Bonds (Syst. Energy
Resources, Inc.), 5 7/8s, 4/1/22	BBB	2,330,000	2,331,864

MS Bus. Fin. Corp. Gulf Opportunity Zone Rev.
Bonds, Ser. A, 5s, 5/1/37	A3	2,250,000	2,291,018

Warren Cnty., Gulf Opportunity Zone Rev. Bonds
(Intl. Paper Co.), Ser. A, 6 1/2s, 9/1/32	BBB	2,000,000	2,136,660

			6,759,542
Nebraska (1.0%)
Central Plains, Energy Rev. Bonds (NE Gas No. 1),
Ser. A, 5 1/4s, 12/1/18	A3	3,000,000	3,386,100

Lancaster Cnty., Hosp. Auth. Rev. Bonds
(Immanuel Oblig. Group), 5 5/8s, 1/1/40	AA–/F	925,000	956,728

NE Pub. Pwr. Dist. Rev. Bonds, Ser. C, 5s, 1/1/25	A1	500,000	553,195

			4,896,023
Nevada (8.0%)
Clark Cnty., Ltd. Tax Bond, 5s, 6/1/33 T	AA+	28,290,000	29,223,146

Clark Cnty., Arpt. Rev. Bonds, Ser. A-2, NATL,
FGIC, 5 1/8s, 7/1/26	A1	5,105,000	5,194,797

Clark Cnty., Impt. Dist. Special Assmt. Bonds
(Summerlin No. 151), 5s, 8/1/25	BB–/P	2,035,000	1,692,530

Clark Cnty., Indl. Dev. Rev. Bonds (Southwest Gas
Corp.), Ser. A, AMBAC, 5 1/4s, 7/1/34	A–	3,000,000	3,001,890

Henderson G.O. Bonds (Ltd. Tax -Swr.), NATL,
FGIC, 5s, 6/1/29 (Prerefunded 12/1/14)	Aa2	1,000,000	1,050,830

Henderson, Local Impt. Dist. Special Assmt.
Bonds (No. T-17), 5s, 9/1/25	BB+/P	585,000	552,480

			40,715,673
New Jersey (7.5%)
NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
(St. Joseph Hlth. Care Syst.), 6 5/8s, 7/1/38	BBB–	2,750,000	2,777,500
(St. Peter’s U. Hosp.), 5 3/4s, 7/1/37	Ba1	2,500,000	2,326,025
(Holy Name Hosp.), 5s, 7/1/36	Baa2	5,000,000	4,684,200

NJ State Econ. Dev. Auth. Rev. Bonds
(Cigarette Tax), 5 3/4s, 6/15/29
(Prerefunded 6/15/14)	Aaa	5,000,000	5,170,650
5s, 6/15/26	Baa1	500,000	518,745
(Middlesex Wtr. Co., Inc.), Ser. A, 5s, 10/1/23	A	1,000,000	1,143,530

NJ State Econ. Dev. Auth. Wtr. Fac. Rev. Bonds
(NJ American Wtr. Co.)
Ser. A, 5.7s, 10/1/39	A1	3,900,000	4,127,721
Ser. B, 5.6s, 11/1/34	A1	500,000	530,940

Municipal Opportunities Trust	33

MUNICIPAL BONDS AND NOTES (141.7%)* cont.	Rating**	Principal amount	Value

New Jersey cont.
NJ State Edl. Fac. Auth. Rev. Bonds
(Fairleigh Dickinson), Ser. C, 6s, 7/1/20	BBB/F	$1,500,000	$1,526,955
(Georgian Court U.), Ser. D, 5 1/4s, 7/1/37	Baa2	1,000,000	1,001,900
(Georgian Court U.), Ser. D, 5 1/4s, 7/1/27	Baa2	500,000	513,495

NJ State Higher Ed. Assistance Auth. Rev. Bonds
(Student Loan), Ser. 1A, 5s, 12/1/22	Aa2	2,500,000	2,708,350

NJ State Tpk. Auth. Rev. Bonds, Ser. B, 5s, 1/1/19	A+	750,000	870,855

NJ State Trans. Trust Fund Auth. Rev. Bonds
(Trans. Syst.), Ser. A, zero %, 12/15/30	A1	13,000,000	5,391,750

Tobacco Settlement Fin. Corp. Rev. Bonds,
Ser. 1A, 4 3/4s, 6/1/34	B2	3,000,000	2,171,460

Union Cnty., Util. Auth. Resource Recvy. Fac.
Lease Rev. Bonds (Covanta Union), Ser. A,
5 1/4s, 12/1/31	AA+	2,300,000	2,374,727

			37,838,803
New Mexico (0.2%)
Sante Fe, Retirement Fac. Rev. Bonds (El Castillo
Retirement Res.), 5s, 5/15/42	BBB–	1,460,000	1,228,605

			1,228,605
New York (10.2%)
Broome Cnty., Indl. Dev. Agcy. Continuing Care
Retirement Rev. Bonds (Good Shepard Village),
Ser. A, 6 7/8s, 7/1/40	B/P	320,000	320,989

Metro. Trans. Auth. Rev. Bonds, Ser. D
5s, 11/15/36	A2	2,000,000	2,049,120
5s, 11/15/29	A2	3,000,000	3,201,990

NY City, G.O. Bonds, Ser. F, 5s, 8/1/30	Aa2	3,320,000	3,582,313

NY City, Indl. Dev. Agcy. Special Fac. FRB
(American Airlines — JFK Intl. Arpt.),
7 5/8s, 8/1/25	B+/P	2,000,000	2,164,060

NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
(British Airways PLC), 5 1/4s, 12/1/32	BB	700,000	641,543

NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. bonds
5s, 6/15/31 T	AA+	10,000,000	10,715,280

NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds,
Ser. GG, 5s, 6/15/43	AA+	2,000,000	2,072,880

NY Cntys., Tobacco Trust III Rev. Bonds (Tobacco
Settlement), 6s, 6/1/43	A3	1,500,000	1,501,785

NY State Dorm Auth. Rev. Bonds, Ser. A,
5s, 3/15/43	AAA	4,000,000	4,194,840

NY State Dorm. Auth. Lease Rev. Bonds (State U.
Dorm Fac.), Ser. A, 5s, 7/1/35	Aa2	1,000,000	1,049,190

NY State Dorm. Auth. Non-State Supported
Debt Rev. Bonds (Orange Regl. Med. Ctr.),
6 1/4s, 12/1/37	Ba1	1,800,000	1,795,446

NY State Dorm. Auth. Ser. C Rev bonds
5s, 3/15/31 T	AAA	5,000,000	5,362,000

NY State Energy Research & Dev. Auth. Gas Fac.
Rev. Bonds (Brooklyn Union Gas), 6.952s, 7/1/26	A3	6,000,000	6,018,300

34	Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (141.7%)* cont.	Rating**	Principal amount	Value

New York cont.
NY State, Dorm. Auth. Rev. Bonds (School Dists.
Fin. Program), Ser. H, 5s, 10/1/21	Aa3	$650,000	$761,826

Port Auth. NY & NJ Special Oblig. Rev. Bonds
(JFK Intl. Air Term. — 6), NATL, 5.9s, 12/1/17	A	6,000,000	6,010,140

			51,441,702
North Carolina (1.7%)
NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds,
Ser. C, 6 3/4s, 1/1/24	A–	1,000,000	1,198,450

NC Med. Care Cmnty. Hlth. Care Fac. Rev. Bonds
(Deerfield), Ser. A, 6s, 11/1/33	BBB+/F	805,000	830,478
(First Mtge. — Presbyterian Homes),
5 3/8s, 10/1/22	BB/P	1,000,000	1,009,970

NC State Muni. Pwr. Agcy. Rev. Bonds (No. 1,
Catawba Elec.), Ser. A, 5s, 1/1/30	A2	800,000	839,176

NC State Muni. Pwr. Agcy. No. 1 Catawba Elec.
Rev. Bonds, Ser. B, 5s, 1/1/28	A2	1,400,000	1,514,758

U. of NC Syst. Pool Rev. Bonds, Ser. C,
5 1/2s, 10/1/34	A3	3,000,000	3,128,640

			8,521,472
North Dakota (—%)
ND State Hsg. Fin. Agcy. Rev. Bonds (Hsg. Fin.),
Ser. B, 4.8s, 7/1/37	Aa1	150,000	146,670

			146,670
Ohio (8.0%)
American Muni. Pwr. — Ohio, Inc. Rev. Bonds
(Prairie State Energy Campus), Ser. A,
5 1/4s, 2/15/43	A1	1,000,000	1,027,250
(Prairie Street Energy Campus), Ser. A,
5 1/4s, 2/15/33	AA–	5,000,000	5,233,200

Buckeye, Tobacco Settlement Fin.
Auth. Rev. Bonds
Ser. A-3, 6 1/4s, 6/1/37	B3	2,225,000	1,814,710
Ser. A-2, 5 7/8s, 6/1/30	B3	2,450,000	1,989,915
Ser. A-2, 5 3/4s, 6/1/34	B3	4,325,000	3,379,469

Cleveland, Arpt. Syst. Rev. Bonds,
Ser. A, 5s, 1/1/29	A–	500,000	508,340

Cleveland, Wtr. Rev. Bonds (2nd Lien),
Ser. A, 5s, 1/1/27	Aa2	1,000,000	1,102,600

Erie Cnty., OH Hosp. Fac. Rev. Bonds (Firelands
Regl. Med. Ctr.), Ser. A, 5 1/4s, 8/15/46	A–	2,500,000	2,431,225

Hickory Chase Cmnty. Auth. Rev. Bonds
(Infrastructure Impt.), 7s, 12/1/38 F	CCC/P	644,000	77,216

JobsOhio Beverage Syst. Rev. Bonds (Statewide
Sr. Lien Liquor Profits), Ser. A, 5s, 1/1/38	AA	2,000,000	2,051,580

Lake Cnty., Hosp. Fac. Rev. Bonds (Lake Hosp.
Syst.), Ser. C, 6s, 8/15/43	A3	3,100,000	3,235,377

OH State Air Quality Dev. Auth. FRB (Columbus
Southern Pwr. Co.), Ser. B, 5.8s, 12/1/38	Baa1	2,000,000	2,073,280

OH State Higher Edl. Fac. Comm. Rev. Bonds
(U. Hosp. Hlth. Syst.), Ser. 09-A, 6 3/4s,
1/15/39 (Prerefunded 1/15/15)	A2	3,000,000	3,232,020
(Kenyon College), 5s, 7/1/44	A1	5,000,000	5,024,950

Municipal Opportunities Trust	35

MUNICIPAL BONDS AND NOTES (141.7%)* cont.	Rating**	Principal amount	Value

Ohio cont.
OH State Higher Edl. Fac. Comm. VRDN
(Cleveland Clinic Foundation), Ser. B-4,
0.07s, 1/1/43	VMIG1	$800,000	$800,000

OH State Tpk. Comm. Rev. Bonds
(Infrastructure), Ser. A-1
5 1/4s, 2/15/33	A1	225,000	239,425
5 1/4s, 2/15/32	A1	950,000	1,015,379

Scioto Cnty., Hosp. Rev. Bonds (Southern Med.
Ctr.), 5 1/2s, 2/15/28	A2	4,660,000	4,846,493

Southeastern OH Port Auth. Hosp. Fac. Rev.
Bonds, 5 3/4s, 12/1/32	BB/P	625,000	607,356

			40,689,785
Oregon (1.0%)
Keizer, Special Assmt. Bonds (Keizer Station),
Ser. A, 5.2s, 6/1/31	A1	2,560,000	2,569,190

Multnomah Cnty., Hosp. Fac. Auth. Rev. Bonds
(Terwilliger Plaza), Ser. A, 5 1/4s, 12/1/26	BBB/F	1,040,000	1,056,744

OR Hlth. Sciences U. Rev. Bonds, Ser. A,
5 3/4s, 7/1/39	A1	1,250,000	1,345,250

			4,971,184
Pennsylvania (5.1%)
Allegheny Cnty., G.O. Bonds, Ser. C-69,
5s, 12/1/25	A1	1,000,000	1,096,150

Allentown, Neighborhood Impt. Zone Dev. Auth.
Rev. Bonds, Ser. A
5s, 5/1/35	Baa2	400,000	366,020
5s, 5/1/32	Baa2	1,350,000	1,258,916

Beaver Cnty., Indl. Dev. Auth. VRDN (Elec. Co.),
Ser. B, 0.05s, 11/1/25 (UBS AG)	VMIG1	500,000	500,000

Bucks Cnty., Indl. Dev. Auth. Rev. Bonds (US Steel
Corp.), 6 3/4s, 6/1/26	BB–	1,000,000	1,028,070

Cumberland Cnty., Muni. Auth. Rev. Bonds
(Presbyterian Homes), Ser. A, 5s, 1/1/17	BBB+/F	1,080,000	1,106,298

Delaware River Joint Toll Bridge Comm. Rev.
Bonds, Ser. A, 5s, 7/1/21	A2	600,000	687,252

Delaware River Port Auth. PA & NJ Rev. Bonds,
Ser. D, 5s, 1/1/40	A3	1,200,000	1,225,404

Erie, Higher Ed. Bldg. Auth. Rev. Bonds
(Mercyhurst College), 5 1/2s, 3/15/38	BBB	725,000	738,862

Franklin Cnty., Indl. Dev. Auth. Rev. Bonds
(Chambersburg Hosp.), 5 3/8s, 7/1/42	A2	1,000,000	1,014,720

Lancaster, Higher Ed. Auth. College Rev. Bonds
(Franklin & Marshall College), 5s, 4/15/29	AA–	1,000,000	1,055,740

Northampton Cnty., Hosp. Auth. Rev. Bonds
(St. Luke’s Hosp. — Bethlehem), Ser. A,
5 1/2s, 8/15/40	A3	1,250,000	1,246,413

PA Econ. Dev. Fin. Auth. Exempt Fac. Rev. Bonds
(Amtrak), Ser. A, 5s, 11/1/32	A1	1,000,000	1,007,920

PA State Higher Edl. Fac. Auth. Rev. Bonds
(Gwynedd Mercy College), Ser. KK1,
5 3/8s, 5/1/42	BBB	500,000	479,270
(Widener U.), 5 3/8s, 7/15/29	BBB+	750,000	750,773

36	Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (141.7%)* cont.	Rating**	Principal amount	Value

Pennsylvania cont.
PA State Higher Edl. Fac. Auth. Rev. Bonds
(St. Joseph’s U.), Ser. A, 5s, 11/1/40	A–	$3,000,000	$3,008,760
(Philadelphia U.), 5s, 6/1/30	Baa2	2,250,000	2,251,373
(Philadelphia U.), 5s, 6/1/22	Baa2	860,000	882,291

PA State, Higher Edl. Facs. Auth. Rev. Bonds
(Temple U.), Ser. 1, 5s, 4/1/26	Aa3	750,000	828,413

Philadelphia, Arpt. Rev. Bonds, Ser. D,
5 1/4s, 6/15/25	A+	2,750,000	2,926,495

Philadelphia, Hosp. & Higher Ed. Fac. Auth. Rev.
Bonds (Hosp.-Graduate Hlth. Sys.), Ser. A, 6 1/4s,
7/1/14 (In default) †	D/P	1,408,036	14

Pittsburgh & Allegheny Cnty., Sports & Exhib.
Auth. Hotel Rev. Bonds, AGM, 5s, 2/1/35	AA–	1,225,000	1,240,276

Susquehanna, Area Regl. Arpt. Syst. Auth. Rev.
Bonds, Ser. A
6 1/2s, 1/1/38	Baa3	550,000	586,933
5s, 1/1/27	Baa3	650,000	656,617

			25,942,980
Puerto Rico (2.0%)
Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds
FRN, Ser. AA-2, 5.3s, 7/1/35	BBB+	875,000	671,886

Cmnwlth. of PR, Pub. Bldg. Auth. Mandatory
Put Bonds (7/1/17) (Govt. Fac.), Ser. M-2,
5 3/4s, 7/1/34	Baa3	1,750,000	1,573,863

Cmnwlth. of PR, Sales Tax Fin. Corp. Rev. Bonds
Ser. A, 5 3/8s, 8/1/39	A+	1,500,000	1,209,360
Ser. C, 5 1/4s, 8/1/41	A+	2,700,000	2,119,338
Ser. A, zero %, 8/1/30	A+	17,000,000	4,722,770

			10,297,217
Rhode Island (—%)
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. A,
6 1/4s, 6/1/42	Ba1	200,000	194,544

			194,544
South Carolina (0.7%)
SC State Pub. Svc. Auth. Rev. Bonds (Santee
Cooper), Ser. A, 5 3/4s, 12/1/43	AA–	3,000,000	3,272,970

			3,272,970
Tennessee (0.7%)
Johnson City, Hlth. & Edl. Fac. Board
Hosp. Rev. Bonds (Mountain States Hlth.
Alliance), 6s, 7/1/38	Baa1	3,450,000	3,629,055

			3,629,055
Texas (15.5%)
Alliance, Arpt. Auth. Rev. Bonds (Federal Express
Corp.), 4.85s, 4/1/21	Baa1	3,250,000	3,369,308

Brazos River Harbor Naval Dist. Env. FRB (Dow
Chemical Co.), Ser. A-4, 5.95s, 5/15/33	BBB	400,000	418,896

Brazos, Harbor Indl. Dev. Corp. Env. Fac.
Mandatory Put Bonds (5/1/28) (Dow Chemical),
5.9s, 5/1/38	BBB	2,850,000	2,964,741

Central TX Regl. Mobility Auth. Rev. Bonds
(Sr. Lien), Ser. A, 5s, 1/1/33	Baa2	425,000	411,234

Municipal Opportunities Trust	37

MUNICIPAL BONDS AND NOTES (141.7%)* cont.	Rating**	Principal amount	Value

Texas cont.
Dallas Cnty., Util. & Reclamation Dist. G.O. Bonds,
Ser. B, AMBAC, 5 3/8s, 2/15/29	A3	$4,000,000	$4,258,200

Dallas, Area Rapid Transit Rev. Bonds Sr. Lien,
5s, 12/1/33 T	AA+	26,000,000	27,578,172

Grand Parkway Trans. Corp. Rev. Bonds (Sub. Tier
Toll Syst.), Ser. B, 5s, 4/1/53	AA+	1,400,000	1,385,650

Harris Cnty., Cultural Ed. Fac. Fin. Corp.
Rev. Bonds (YMCA of Greater Houston),
Ser. A, 5s, 6/1/33	Baa3	800,000	759,736

Harris Cnty., Cultural Ed. Fac. Fin. Corp. VRDN
(The Methodist Hosp.), Ser. C-1, 0.08s, 12/1/24	A–1+	3,355,000	3,355,000

Houston, Util. Syst. Rev. Bonds, Ser. A,
5s, 11/15/33	AA	1,500,000	1,600,560

Love Field, Arpt. Modernization Corp. Special
Fac. Rev. Bonds (Southwest Airlines Co.),
5 1/4s, 11/1/40	Baa3	1,750,000	1,725,150

Lower CO River Auth. Rev. Bonds
5 3/4s, 5/15/37	A1	215,000	221,712
U.S. Govt. Coll., 5 3/4s, 5/15/37
(Prerefunded 5/15/15)	A1	2,135,000	2,313,593
U.S. Govt. Coll., 5 3/4s, 5/15/37
(Prerefunded 5/15/15)	AAA/P	50,000	54,143

Matagorda Cnty., Poll. Control Rev. Bonds
(Dist. No. 1), Ser. A, AMBAC, 4.4s, 5/1/30	Baa2	1,500,000	1,399,725

North TX, Thruway Auth. Rev. Bonds
Ser. B, zero %, 9/1/43	AA+	2,000,000	312,860
Ser. D, AGO, zero %, 1/1/28	AA–	7,800,000	4,057,872

North TX, Tollway Auth. Rev. Bonds
Ser. A, 6s, 1/1/25	A2	1,300,000	1,469,702
(Toll 2nd Tier), Ser. F, 5 3/4s, 1/1/38	A3	2,000,000	2,089,040

North TX, Tollway Auth. Mandatory Put Bonds
(1/1/19) (1st Tier), Ser. C, 1.95s, 1/1/38	A2	3,000,000	2,895,150

North TX, Tollway Auth. stepped-coupon Rev.
Bonds (1st Tier), Ser. I, stepped-coupon zero %,
(6 1/2s, 1/1/15), 1/1/43 ††	A2	4,000,000	4,278,400

Red River, Hlth. Retirement Facs. Dev. Corp.
Rev. Bonds (Sears Methodist Retirement Syst.
Oblig. Group)
Ser. B, 6.15s, 11/15/49	B/P	282,000	243,126
Ser. A, 5.45s, 11/15/38	B/P	814,000	655,400

Sam Rayburn, Muni. Pwr. Agcy. Rev. Bonds,
5s, 10/1/21	BBB+	500,000	556,500

Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. VRDN
(TX Hlth. Resources), Ser. C, 0.08s, 11/15/33	VMIG1	900,000	900,000

Tarrant Cnty., Cultural Ed. Fac. Fin. Corp.
Retirement Fac. Rev. Bonds (Buckner Retirement
Svcs., Inc.), 5 1/4s, 11/15/37	A–	1,100,000	1,064,976

TX Muni. Gas Acquisition & Supply Corp. I Rev.
Bonds, Ser. A, 5s, 12/15/15	A–	3,000,000	3,211,500

TX State Muni. Gas Acquisition & Supply Corp. III
Rev. Bonds, 5s, 12/15/28	A3	1,500,000	1,492,050

38	Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (141.7%)* cont.	Rating**	Principal amount	Value

Texas cont.
TX State Trans. Comm. Tpk. Syst. Mandatory
Put Bonds (2/15/15) (1st Tier), Ser. B,
1 1/4s, 8/15/42	A–	$1,000,000	$1,002,910

TX State Trans. Comm. Tpk. Syst. Rev. Bonds
(1st Tier), Ser. A, 5s, 8/15/41	A–	2,500,000	2,448,350

			78,493,656
Utah (0.3%)
Salt Lake City, Hosp. Rev. Bonds, AMBAC, 6 3/4s,
5/15/20 (Escrowed to maturity)	AAA/P	1,600,000	1,604,560

			1,604,560
Virginia (0.6%)
Route 460 Funding Corp. Toll Rd. Rev. Bonds
(Sr. Lien), Ser. A, 5 1/8s, 7/1/49	Baa3	500,000	470,055

Washington Cnty., Indl. Dev. Auth. Hosp. Fac. Rev.
Bonds (Mountain States Hlth. Alliance), Ser. C,
7 3/4s, 7/1/38	Baa1	2,100,000	2,393,139

			2,863,194
Washington (2.9%)
WA State G.O. Bonds (Sr. 520 Corridor-Motor
Vehicle Tax), Ser. C, 5s, 6/1/28 T	AA+	5,000,000	5,488,910

Tobacco Settlement Auth. of WA Rev. Bonds
6 5/8s, 6/1/32	Baa1	900,000	902,124
6 1/2s, 6/1/26	A3	4,270,000	4,279,864
5 1/4s, 6/1/32	A–	2,125,000	2,171,495

WA State Hlth. Care Fac. Auth. Rev. Bonds
(Kadlec Med. Ctr.), 5 1/2s, 12/1/39	Baa3	2,000,000	1,896,620

			14,739,013
West Virginia (0.8%)
Harrison Cnty., Cmnty. Solid Waste Disp.
Rev. Bonds (Allegheny Energy), Ser. D,
5 1/2s, 10/15/37	Baa3	3,450,000	3,295,337

WV State Hosp. Fin. Auth. Rev. Bonds (Thomas
Hlth. Syst.), 6 3/4s, 10/1/43	B+/P	935,000	920,751

			4,216,088
Wisconsin (1.0%)
Pub. Fin. Auth. Arpt. Fac. Rev. Bonds (Sr. Oblig.
Group), 5 1/4s, 7/1/28	BBB–	350,000	339,196

WI State Rev. Bonds, Ser. A, 6s, 5/1/27	Aa3	2,500,000	2,860,625

WI State Hlth. & Edl. Facs. Auth. Rev. Bonds
(Prohealth Care, Inc.), 6 5/8s, 2/15/39	A1	1,500,000	1,647,390
(Three Pillars Sr. Living), 5s, 8/15/33	A–/F	430,000	409,717

			5,256,928
Wyoming (0.8%)
Campbell Cnty., Solid Waste Fac. Rev. Bonds
(Basin Elec. Pwr. Co-op), Ser. A, 5 3/4s, 7/15/39	A1	2,000,000	2,162,780

WY Muni. Pwr. Agcy. Pwr. Supply Rev. Bonds
Ser. A, 5 1/2s, 1/1/33	A2	950,000	1,011,114
(Pwr. Supply), Ser. A, 5 1/2s, 1/1/28	A2	1,000,000	1,073,852

			4,247,746

TOTAL INVESTMENTS

Total investments (cost $696,345,754)			$718,092,367

Municipal Opportunities Trust	39

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2013 through October 31, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets (applicable to common shares outstanding) of $506,820,020.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at the close of the reporting period, if higher than the rating of the direct issuer of the bond, and does not reflect any subsequent changes.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

T Underlying security in a tender option bond transaction. The security has been segregated as collateral for financing transactions.

At the close of the reporting period, the fund maintained liquid assets totaling $46,247,399 to cover certain tender option bonds.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on Mandatory Put Bonds are the current interest rates at the close of the reporting period.

The dates shown parenthetically on Mandatory Put Bonds represent the next mandatory put dates.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets (applicable to common shares outstanding)):

Utilities	24.6%
Health care	23.4
Transportation	23.0
Local debt	12.6
Tax bonds	12.4
State debt	12.0

40	Municipal Opportunities Trust

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Municipal bonds and notes	$—	$718,092,367	$—

Totals by level	$—	$718,092,367	$—

The accompanying notes are an integral part of these financial statements.

Municipal Opportunities Trust	41

Statement of assets and liabilities 10/31/13 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $696,345,754)	$718,092,367

Cash	1,449,985

Interest and other receivables	10,652,127

Receivable for investments sold	1,176,631

Total assets	731,371,110

LIABILITIES

Preferred share remarketing agent fees	133,392

Distributions payable to preferred shareholders (Note 1)	4,109

Distributions payable to shareholders	2,492,294

Payable for investments purchased	77,216

Payable for compensation of Manager (Note 2)	966,640

Payable for custodian fees (Note 2)	3,935

Payable for investor servicing fees (Note 2)	41,774

Payable for Trustee compensation and expenses (Note 2)	229,469

Payable for administrative services (Note 2)	1,869

Payable for floating rate notes issued (Note 1)	41,695,119

Other accrued expenses	55,273

Total liabilities	45,701,090

Series B remarketed preferred shares: (3,417 shares authorized and issued
at $25,000 per share) (Note 4)	85,425,000

Series C remarketed preferred shares: (3,737 shares authorized and issued
at $25,000 per share) (Note 4)	93,425,000

Net assets	$506,820,020

REPRESENTED BY

Paid-in capital — common shares (Unlimited shares authorized) (Notes 1 and 5)	$516,272,926

Undistributed net investment income (Note 1)	1,641,708

Accumulated net realized loss on investments (Note 1)	(32,841,227)

Net unrealized appreciation of investments	21,746,613

Total — Representing net assets applicable to common shares outstanding	$506,820,020

COMPUTATION OF NET ASSET VALUE

Net asset value per common share ($506,820,020 divided by 41,869,722 shares)	$12.10

The accompanying notes are an integral part of these financial statements.

42	Municipal Opportunities Trust

Statement of operations Six months ended 10/31/13 (Unaudited)

INTEREST INCOME	$18,254,539

EXPENSES

Compensation of Manager (Note 2)	$2,011,753

Investor servicing fees (Note 2)	131,613

Custodian fees (Note 2)	5,944

Trustee compensation and expenses (Note 2)	19,617

Administrative services (Note 2)	5,829

Interest expense and fee expense (Note 2)	131,738

Preferred share remarketing agent fees	137,118

Other	149,440

Total expenses	2,593,052

Expense reduction (Note 2)	(144)

Net expenses	2,592,908

Net investment income	15,661,631

Net realized loss on investments (Notes 1 and 3)	(7,188,414)

Net realized loss on swap contracts (Note 1)	(1,278,683)

Net realized loss on futures contracts (Note 1)	(40,667)

Net unrealized depreciation of investments during the period	(55,466,371)

Net loss on investments	(63,974,135)

Net decrease in net assets resulting from operations	$(48,312,504)

DISTRIBUTIONS TO SERIES B AND C REMARKETED PREFERRED SHAREHOLDERS (NOTE 1):

From tax exempt net investment income	(133,447)

Net decrease in net assets resulting from operations (applicable to common shareholders)	$(48,445,951)

The accompanying notes are an integral part of these financial statements.

Municipal Opportunities Trust	43

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 10/31/13*	Year ended 4/30/13

Operations:
Net investment income	$15,661,631	$31,507,383

Net realized gain (loss) on investments	(8,507,764)	3,451,454

Net unrealized appreciation (depreciation) of investments	(55,466,371)	20,385,847

Net increase (decrease) in net assets resulting
from operations	(48,312,504)	55,344,684

DISTRIBUTIONS TO SERIES B AND C REMARKETED
PREFERRED SHAREHOLDERS (NOTE 1):

From ordinary income
Taxable net investment income	—	(5,576)

From tax exempt net investment income	(133,447)	(440,196)

Net increase (decrease) in net assets resulting from
operations (applicable to common shareholders)	(48,445,951)	54,898,912

DISTRIBUTIONS TO COMMON SHAREHOLDERS (NOTE 1):

From ordinary income
Taxable net investment income	—	(470,793)

From tax exempt net investment income	(14,369,418)	(30,074,587)

Increase from issuance of common shares in connection with
reinvestment of distributions	—	168,673

Decrease from capital shares repurchased (Note 5)	(11,007,242)	—

Total increase (decrease) in net assets	(73,822,611)	24,522,205

NET ASSETS

Beginning of period	580,642,631	556,120,426

End of period (including undistributed net investment
income of $1,641,708 and $482,942, respectively)	$506,820,020	$580,642,631

NUMBER OF FUND SHARES

Common shares outstanding at beginning of period	42,883,756	42,871,374

Shares issued in connection with dividend reinvestment plan	—	12,382

Shares repurchased (Note 5)	(1,013,400)	—

Retirement of shares held by the fund	(634)	—

Common shares outstanding at end of period	41,869,722	42,883,756

Remarketed preferred shares outstanding at beginning
and end of period	7,154	7,154

* Unaudited

The accompanying notes are an integral part of these financial statements.

44	Municipal Opportunities Trust

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE

	Six months ended**			Year ended

	10/31/13	4/30/13	4/30/12	4/30/11	4/30/10	4/30/09
Net asset value, beginning of period
(common shares)	$13.54	$12.97	$11.26	$11.99	$10.47	$12.41
Investment operations:

Net investment income[a]	.37	.73	.80	.79	.81	.88 [g]

Net realized and unrealized
gain (loss) on investments	(1.50)	.56	1.72	(.70)	1.51	(1.96)

Total from investment operations	(1.13)	1.29	2.52	.09	2.32	(1.08)

Distributions to preferred shareholders:

From net investment income	— [e]	(.01)	(.01)	(.02)	(.02)	(.19)

Total from investment operations
(applicable to common shareholders)	(1.13)	1.28	2.51	.07	2.30	(1.27)
Distributions to common shareholders:

From net investment income	(.34)	(.71)	(.80)	(.80)	(.78)	(.68)

Total distributions	(.34)	(.71)	(.80)	(.80)	(.78)	(.68)

Increase from shares repurchased	.03	—	—	—	—	.01

Net asset value, end of period
(common shares)	$12.10	$13.54	$12.97	$11.26	$11.99	$10.47

Market price, end of period
(common shares)	$10.90	$12.66	$12.70	$10.77	$11.43	$9.73

Total return at market price (%)
(common shares)[b]	(11.23)*	5.22	26.00	1.02	26.10	(6.32)

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(common shares)(in thousands)	$506,820	$580,643	$556,120	$482,534	$514,093	$448,681

Ratio of expenses to average
net assets (including interest
expense) (%)[c,d]	.49* [g]	.94 [g]	0.99 [g]	1.31 [g]	1.08 [g]	1.38 [f,g]

Ratio of net investment income
to average net assets (%)[d]	2.95*	5.40	6.46	6.57	6.91	6.31 [f]

Portfolio turnover (%)	7*	13	21	16	23	31

* Not annualized.

** Unaudited.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements (Note 2).

d Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

e Amount represents less than $0.01

f Reflects waiver of certain fund expenses in connection with the fund’s remarketed preferred shares during the period. As a result of such waivers, the expenses of the fund for the period ended April 30, 2009 reflect a reduction of 0.03% average net assets (Note 2).

g Includes interest and fee expense associated with borrowings which amounted to 0.03%, 0.05%, 0.05%, 0.06%, 0.06% and 0.13% of average net assets for the reporting periods ended October 31, 2013, April 30, 2013, April 30, 2012, April 30, 2011, April 30, 2010 and April 30, 2009, respectively (Note 1).

The accompanying notes are an integral part of these financial statements.

Municipal Opportunities Trust	45

Notes to financial statements 10/31/13 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from May 1, 2013 through October 31, 2013.

Putnam Municipal Opportunities Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund is currently operating as a diversified fund. In the future, the fund may operate as a non–diversified fund to the extent permitted by applicable law. Under current law, shareholder approval would be required before the fund could operate as a non-diversified fund. The investment objective of the fund is to seek as high a level of current income exempt from federal income tax as Putnam Management believes is consistent with the preservation of capital. The fund intends to achieve its objective by investing in a portfolio of investment-grade and some below investment-grade municipal bonds selected by Putnam Management. The fund also uses leverage primarily by issuing preferred shares in an effort to enhance the returns for the common shareholders.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Futures contracts The fund uses futures contracts to manage interest rate risk.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange

46	Municipal Opportunities Trust

traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to manage interest rate risk.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Tender option bond transactions The fund may participate in transactions whereby a fixed-rate bond is transferred to a tender option bond trust (TOB trust) sponsored by a broker. The TOB trust funds the purchase of the fixed rate bonds by issuing floating-rate bonds to third parties and allowing the fund to retain the residual interest in the TOB trust’s assets and cash flows, which are in the form of inverse floating rate bonds. The inverse floating rate bonds held by the fund give the fund the right to (1) cause the holders of the floating rate bonds to tender their notes at par, and (2) to have the fixed-rate bond held by the TOB trust transferred to the fund, causing the TOB trust to collapse. The fund accounts for the transfer of the fixed-rate bond to the TOB trust as a secured borrowing by including the fixed-rate bond in the fund’s portfolio and including the floating rate bond as a liability in the Statement of assets and liabilities. At the close of the reporting period, the fund’s investments with a value of

Municipal Opportunities Trust	47

$87,942,518 were held by the TOB trust and served as collateral for $41,695,119 in floating-rate bonds outstanding. For the reporting period ended, the fund incurred interest expense of $19,959 for these investments based on an average interest rate of 0.09%.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At April 30, 2013, the fund had a capital loss carryover of $24,566,348 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$1,511,726	N/A	$1,511,726	April 30, 2015

884,324	N/A	884,324	April 30, 2016

16,106,777	N/A	16,106,777	April 30, 2017

4,848,013	N/A	4,848,013	April 30, 2018

1,215,508	N/A	1,215,508	April 30, 2019

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $696,098,265, resulting in gross unrealized appreciation and depreciation of $34,896,532 and $12,902,430, respectively, or net unrealized appreciation of $21,994,102.

Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 7 day period. The applicable dividend rate for the remarketed preferred shares on October 31, 2013 was 0.164% for Series B shares and 0.131% for Series C shares.

During the reporting period, the fund has experienced unsuccessful remarketings of its remarketed preferred shares. As a result, dividends to the remarketed preferred shares have been paid at the “maximum dividend rate,” pursuant to the fund’s by-laws, which, based on the current credit quality of the remarketed preferred shares, equals 110% of the higher of the 30-day “AA” composite commercial paper rate and the taxable equivalent of the short-term municipal bond rate.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference (redemption value of preferred shares, plus

48	Municipal Opportunities Trust

accumulated and unpaid dividends) of any outstanding remarketed preferred shares, by the total number of common shares outstanding as of period end.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund, including assets attributable to preferred shares. Such fee is based on the following annual rates based on the average weekly net assets attributable to common and preferred shares.

The lesser of (i) 0.550% of average net assets attributable to common and preferred shares outstanding, or (ii) the following rates:

0.650%	of the first $500 million of average	0.425%	of the next $5 billion of average weekly
	weekly net assets,		net assets,

0.550%	of the next $500 million of average	0.405%	of the next $5 billion of average weekly
	weekly net assets,		net assets,

0.500%	of the next $500 million of average	0.390%	of the next $5 billion of average weekly
	weekly net assets,		net assets,

0.450%	of the next $5 billion of average weekly	0.380%	of any excess thereafter.
	net assets,

Following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management, the Trustees of the fund approved an interim management contract with Putnam Management. Consistent with Rule 15a–4 under the Investment Company Act of 1940, the interim management contract will remain in effect until the earlier to occur of (i) approval by the fund’s shareholders of a new management contract and (ii) March 7, 2014. Except with respect to termination, the substantive terms of the interim management contract, including terms relating to fees payable to Putnam Management, are identical to the terms of the fund’s previous management contract with Putnam Management. The Trustees of the fund also approved the continuance, effective October 8, 2013, of the sub-management contract between Putnam Management and Putnam Investments Limited (PIL) described below, for a term no longer than March 7, 2014. The Trustees of the fund have called a shareholder meeting for February 27, 2014, at which shareholders of the fund will consider approval of a proposed new management contract between the fund and Putnam Management. The substantive terms of the proposed new management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract.

PIL, an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund’s gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than the effective management fees rate under the contract multiplied by the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

Municipal Opportunities Trust	49

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $144 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $347, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $48,459,430 and $56,108,596, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Preferred shares

The Series B (3,417) and Series C (3,737) Remarketed Preferred shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $25,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it may be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares. Additionally, the fund’s bylaws impose more stringent asset coverage requirements and restrictions relating to the rating of the remarketed preferred shares by the shares’ rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At period end, no such restrictions have been placed on the fund.

Note 5: Shares repurchased

In September 2013, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2014 (based on shares outstanding as of October 7, 2013). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2013 (based on shares outstanding as of October 7, 2012). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the reporting period, the fund repurchased 1,013,400 common shares for an aggregate purchase price of $11,007,242, which reflects a weighted-average discount from net asset value per share of 10.43%.

At the close of the reporting period, Putnam Investments, LLC owned approximately 654 shares of the fund (0.001% of the fund’s shares outstanding), valued at $7,913 based on net asset value.

50	Municipal Opportunities Trust

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	—*

OTC total return swap contracts (notional)	$3,600,000

* For the reporting period, the transactions were minimal.

As of the close of the reporting period, the fund did not hold any derivative instruments.

The following is a summary of realized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1) (there were no unrealized gains or losses on derivative instruments):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Swaps	Total

Interest rate contracts	$(40,667)	$(1,278,683)	$(1,319,350)

Total	$(40,667)	$(1,278,683)	$(1,319,350)

Municipal Opportunities Trust	51

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President, Treasurer,
Investment Sub-Manager	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Kenneth R. Leibler	Principal Accounting Officer,
Marketing Services	Robert E. Patterson	and Assistant Treasurer
Putnam Retail Management	George Putnam, III
One Post Office Square	Robert L. Reynolds	Susan G. Malloy
Boston, MA 02109	W. Thomas Stephens	Vice President and
Assistant Treasurer
Custodian	Officers
State Street Bank	Robert L. Reynolds	James P. Pappas
and Trust Company	President	Vice President

Legal Counsel	Jonathan S. Horwitz	Mark C. Trenchard
Ropes & Gray LLP	Executive Vice President,	Vice President and
	Principal Executive Officer, and	BSA Compliance Officer
Compliance Liaison
Nancy E. Florek
	Steven D. Krichmar	Vice President, Director of
	Vice President and	Proxy Voting and Corporate
	Principal Financial Officer	Governance, Assistant Clerk,
and Associate Treasurer
Robert T. Burns
Vice President and
Chief Legal Officer

Call 1-800-225-1581 Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit putnam.com anytime for up-to-date information about the fund’s NAV.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

PROUD SPONSOR

US SKI TEAM

US SNOWBOARDING

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

SA701
284316 12/13

Item 2. Code of Ethics:

Not Applicable

Item 3. Audit Committee Financial Expert:

Not Applicable

Item 4. Principal Accountant Fees and Services:

Not Applicable

Item 5. Audit Committee

Not Applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable

(b) There have been no changes to the list of the registrant’s identified portfolio managers included in the registrant’s report on Form N-CSR for the most recent completed fiscal year.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value)
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

May 1 – May 31, 2013
—
		—	—	4,287,137
June 1 – June 30, 2013	181,355	$11.51	181,355	4,105,782
July 1 – July 31, 2013	199,868	$11.00	199,868	3,905,914
August 1 – August 31, 2013	351,208	$10.59	351,208	3,554,706
September 1 – September 30, 2013	137,241	$10.59	137,241	3,417,465
October 1 – October 7, 2013	—	—	—	3,417,465
October 8 – October 31, 2013	143,728	$10.78	143,728	4,057,617

*	In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the fund to repurchase of up to 10% of its fund’s outstanding common shares over the two-years ending October 5, 2007. The Trustees have subsequently renewed the program on an annual basis. The program renewed by the Board in September 2011, which remained in effect between October 8, 2011 and October 7, 2012, allowed the fund to repurchase up to 4,287,137 of its shares. The program renewed by the Board in September 2012, which will remain in effect between October 8, 2012 and October 7, 2013, allows the fund to repurchase up to 4,287,137 of its shares. The program renewed by the Board in September 2013, which will remain in effect between October 8, 2013 and October 7, 2014, allows the fund to repurchase up to 4,201,345 of its shares.

**	Information prior to October 7, 2013 is based on the total number of shares eligible for repurchase under the program, as amended through September 2012. Information from October 8, 2013 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2013.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Municipal Opportunities Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 27, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: December 27, 2013